UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): March 7, 2025

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8027 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:

(314) 553-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
3.000% Notes due 2031	EMR 31A	New York Stock Exchange
3.500% Notes due 2037	EMR 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on January 26, 2025, Emerson Electric Co., a Missouri corporation (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Parent, Aspen Technology, Inc., a Delaware corporation (“AspenTech”) and Emersub CXV, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on February 10, 2025, Purchaser commenced a tender offer (the “Offer”), to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.0001 per share, of AspenTech (other than Shares held by AspenTech, Parent, Purchaser or any of their respective wholly owned subsidiaries) at a price of $265 per Share (the “Offer Price”), net to the seller in cash, without interest, and subject to any required withholding of taxes. Subject to the terms and conditions of the Merger Agreement and the Offer, the Offer was initially scheduled to expire one minute after 11:59 p.m., Eastern Time, on March 10, 2025 (the “Initial Expiration Date,” and such time or such subsequent time to which the expiration of the Offer is extended in accordance with the terms of the Merger Agreement, the “Expiration Date”).

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2025, Parent, Purchaser and AspenTech entered into a letter agreement (the “Letter”) with respect to the Merger Agreement.

Under the terms of the Letter, the Initial Expiration Date has been extended to 5:00 p.m., Eastern Time on March 11, 2025 and the Initial Expiration Date is deemed to refer to such time and date for all purposes of the Merger Agreement.

For the avoidance of doubt, in the Letter, Parent, Purchaser and AspenTech acknowledged and agreed that, in accordance with Section 2.01(c)(i)(y) of the Merger Agreement, if, as of any Expiration Date (including as so modified by the preceding paragraph), (A)(1) there are no unresolved comments from the U.S. Securities and Exchange Commission (the “SEC”) on the Schedule TO or offer documents filed by Parent, the Schedule 13E-3 filed by Parent, the Schedule 14D-9 filed by AspenTech, or the Schedule 13E-3 filed by AspenTech and (2) all of the Offer Conditions (as defined in the Merger Agreement) (other than the non-waivable condition to the closing of the Offer that Shares representing at least a majority of the outstanding Shares owned by the holders of the Shares other than Parent and its subsidiaries, Parent’s and its subsidiaries’ directors and officers and AspenTech’s directors and officers are validly tendered to Purchaser in the Offer and those conditions that by their nature are to be satisfied at the expiration of the Offer) have been satisfied or, to the extent permissible, waived by Purchaser and (B) AspenTech requests an extension of the Offer for a period of not more than ten Business Days (as defined in the Merger Agreement), Purchaser shall, and Parent shall cause Purchaser to, extend the Offer for such period; provided that, (a) AspenTech shall not be permitted to make any such request on more than one occasion and (b) Purchaser shall not be required to extend the Offer beyond the earlier of April 26, 2025 and the valid termination of the Merger Agreement.

Except as otherwise described above, all terms, conditions and provisions of the Merger Agreement remain in full force and effect.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

2.1	Letter Agreement, dated as of March 7, 2025, among Emerson Electric Co., Emersub CXV, Inc. and Aspen Technology, Inc.

FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements related to Emerson, AspenTech and the proposed acquisition by Emerson of the outstanding shares of common stock of AspenTech that Emerson does not already own that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Forward-looking statements include, without limitation, statements regarding the business combination and related matters, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses, including, without limitation, future financial results, synergies, growth potential, market profile, business plans and expanded portfolio; the competitive ability and position of the combined company; filings and approvals relating to the proposed transaction; the ability to complete the proposed transaction and the timing thereof; difficulties or unanticipated expenses in connection with integrating the companies; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: (1) the risk that the non-waivable condition that at least a majority of the AspenTech common stock held by minority stockholders be tendered is not met; (2) the risk that a transaction with AspenTech may not otherwise be consummated; (3) uncertainties as to the timing of the tender offer and merger; (4) the possibility that competing offers will be made; (5) the possibility that various closing conditions to the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction or may require conditions, limitations or restrictions in connection with such approvals; (6) unexpected costs, charges or expenses resulting from the proposed transaction; (7) uncertainty of the expected financial performance of AspenTech following completion of the proposed transaction; (8) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and AspenTech to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions; (15) the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the proposed transaction will harm Emerson’s and AspenTech’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact AspenTech’s ability to pursue certain business opportunities or strategic transactions; (20) Emerson’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (21) other risk factors as detailed from time to time in the companies’ periodic reports filed with the SEC, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to Emerson and AspenTech, and Emerson and AspenTech assume no obligation and disclaim any intent to update any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AspenTech, nor is it a substitute for any tender offer materials that Emerson, Emersub CXV, Inc. (“Purchaser”) or AspenTech have filed with the SEC. Emerson and Purchaser have filed a Tender Offer Statement on Schedule TO with the SEC containing an offer to purchase all of the outstanding shares of common stock of AspenTech not already owned by Emerson for $265 per share and a Schedule 13E-3, and AspenTech has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer and a Schedule 13E-3. The tender offer is being made solely by means of the Offer to Purchase, and the exhibits filed with respect thereto (including the Letter of Transmittal), which contain the full terms and conditions of the tender offer. ASPENTECH’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS), THE SCHEDULE 13E-3 AND THE SOLICITATION/RECOMMENDATION STATEMENT (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and other tender offer documents, the Schedule 13E-3, as well as the Solicitation/Recommendation Statement, have been sent to all stockholders of AspenTech at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Emerson or AspenTech. Free copies of these materials and certain other offering documents are available for request by mail to Emerson Electric Co., 8027 Forsyth Boulevard, St. Louis, Missouri 63105 attention: Colleen Mettler, by phone at (314) 553-2197, or by directing requests for such materials to the information agent for the offer, Innisfree M&A Incorporated. Copies of the documents filed with the SEC by AspenTech are available free of charge under the “Investor Relations” section of AspenTech’s internet website at http://ir.aspentech.com/.
In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, the Schedule 13E-3 as well as the Solicitation/Recommendation Statement, Emerson and AspenTech file annual, quarterly and current reports, proxy statements and other information with the SEC. Emerson’s and AspenTech’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	March 10, 2025	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary